Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Supplement dated January 20, 2022 to the

Statement of Additional Information (“SAI”) dated July 30, 2021,

as previously supplemented on October 7, 2021

In anticipation of Michael M. Van Buskirk’s planned retirement from the Board of Trustees (the “Board”) of Boston Trust Walden Funds (the “Trust”) later this year, Mr. Van Buskirk resigned as Chairperson of the Board on December 2, 2021 to ensure a smooth transition to the incoming Chairperson. The Board elected Diane E. Armstrong as Chairperson of the Board effective December 3, 2021. Furthermore, the Board has designated each of Ms. Armstrong and Louis G. Hutt an “Audit Committee financial expert.” Accordingly, the “Management of the Trust” section of the SAI is supplemented as follows:

The following replaces the current entries for Mr. Van Buskirk and Ms. Armstrong in the table under the heading “Independent Trustees” on page 16:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Diane E. Armstrong One Beacon Street Boston, MA 02108 Year of Birth: 1964	Trustee and Chairperson of the Board	Indefinite; Trustee since February 2005. Chairperson since December 2021	Owner, Armstrong Financial Services LLC, November 2012 to present; Advisor, Investment Partners LTD, January 2018 to December 2019	10	None

Michael M. Van Buskirk One Beacon Street Boston, MA 02108 Year of Birth: 1947	Trustee	Indefinite; Since August 1992. Chairperson (2006-2021).	Retired since 2014.	10	Advisers Investment Trust (2011 – Present) (Chairman of the Board)

The following replaces the relevant paragraphs after the tables on pages 16-17:

Diane E. Armstrong. Ms. Armstrong is the owner of a financial planning firm. Ms. Armstrong has served on the Board of Trustees since 2005 and is Chairperson of the Board of Trustees and of the Trust’s Audit Committee. She is a certified public accountant and a certified financial planner. Ms. Armstrong brings investment, auditing, budgeting and financial reporting skills to the Board of Trustees and her investment management background provides important insights into the needs of Fund shareholders. Ms. Armstrong has been designated by the Board of Trustees as an “Audit Committee financial expert”.

Louis G. Hutt, Jr. Mr. Hutt was appointed to the Board of Trustees in 2021. Mr. Hutt established The Hutt Company and The Hutt Law Firm over 25 years ago. Mr. Hutt is a certified public accountant and an attorney with extensive experience in financial accounting, auditing, law and business management. His practice concentrates on regulatory compliance, business compliance, business planning law, tax controversies and management advisory services. Mr. Hutt has been designated by the Board of Trustees as an “Audit Committee financial expert.”

Michael M. Van Buskirk. Mr. Van Buskirk has been a Trustee since 1992 and served as Chairperson of the Board of Trustees from 2006-2021. Mr. Van Buskirk was the Chairman and Chief Executive Officer of the Ohio Bankers League, a financial trade association, and formerly served as senior executive of a major financial services company. Mr. Van Buskirk has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

Ms. Armstrong has announced her intention to resign as Audit Committee Chairperson on February 28, 2022. Mr. Hutt is expected to assume the role of Audit Committee Chairperson as of March 1, 2022. Effective March 1, 2022, the following will replace the paragraphs above with respect to Ms. Armstrong and Mr. Hutt:

Diane E. Armstrong. Ms. Armstrong is the owner of a financial planning firm. Ms. Armstrong has served on the Board of Trustees since 2005 and is Chairperson of the Board of Trustees. She is a certified public accountant and a certified financial planner. Ms. Armstrong brings investment, auditing, budgeting and financial reporting skills to the Board of Trustees and her investment management background provides important insights into the needs of Fund shareholders. Ms. Armstrong has been designated by the Board of Trustees as an “Audit Committee financial expert.”

Louis G. Hutt, Jr. Mr. Hutt was appointed to the Board of Trustees in 2021 and is Chairperson of the Trust’s Audit Committee. Mr. Hutt established The Hutt Company and The Hutt Law Firm over 25 years ago. Mr. Hutt is a certified public accountant and an attorney with extensive experience in financial accounting, auditing, law and business management. His practice concentrates on regulatory compliance, business compliance, business planning law, tax controversies and management advisory services. Mr. Hutt has been designated by the Board of Trustees as an “Audit Committee financial expert.”

Curtis Barnes, the Secretary of Trust, has resigned from the position effective December 31, 2021. The Board anticipates electing an individual to serve as the Secretary of the Trust at the next scheduled Board meeting. All references to Mr. Barnes are deleted from the SAI.

Please retain this supplement with your SAI for future reference.

This Supplement, and the Prospectus, Summary Prospectus and SAI, each dated July 30, 2021, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.

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